Exhibit 4(e)

SUPPLEMENTAL AGREEMENT TO THE AMENDED AND RESTATED

AGENCY AGREEMENT

relating to

BANK OF AMERICA CORPORATION

U.S. $50,000,000,000

Euro Medium-Term Note Program

between

BANK OF AMERICA CORPORATION

and

THE BANK OF NEW YORK

as Issuing and Principal Paying Agent

DATED AS OF JULY 26, 2007

INDEX

Clause		Page
1.	Definitions and Interpretation	1

2.	Amendment of the Agency Agreement	1

3.	Governing Law	2

4.	Counterparts	2

Schedule 1 – Form of Terms and Conditions of the Notes		4

Schedule 2 – Form of Temporary Global Note		5 - 14

Schedule 3 – Form of Permanent Global Note		15 - 24

Schedule 4 – Forms of Definitive Note, Coupon, Receipt and Talon		25 - 37

THIS SUPPLEMENTAL AGREEMENT (this “Agreement”) dated as of July 26, 2007 is made by and between:

(i)	Bank of America Corporation, a Delaware corporation (the “Issuer”); and

(ii)	The Bank of New York (the “Agent” and the “Issuing and Principal Paying Agent”).

WHEREAS, the Issuer and the Agent wish to update the arrangements originally agreed among the Issuer and JPMorgan Chase Bank N.A., London Branch pursuant to an Amended and Restated Agency Agreement dated August 21, 2006 (the “Prior Amended Agreement”) between the Issuer and JPMorgan Chase Bank N.A., London Branch;

WHEREAS, JPMorgan Chase Bank N.A., London Branch transferred all its corporate trust business to The Bank of New York effective as of May 19, 2007, whereupon The Bank of New York was thereafter regarded as the Agent and the Issuing and Principal Paying Agent pursuant to Clause 20 of the Agency Agreement;

WHEREAS, the Issuer proposes to issue up to U.S. $50,000,000,000 (or its equivalent in other currencies) in aggregate principal amount of Euro Medium-Term Notes (the “Notes”) outstanding at any one time as provided in an Amended and Restated Program Agreement dated August 21, 2006 (as amended and supplemented by the Supplemental Agreement to the Amended and Restated Program Agreement of even date herewith) among the Issuer, the Arranger and the Dealers named therein (the “Program Agreement”) and as described in an Offering Circular of even date herewith (the “Offering Circular”);

WHEREAS, the Issuer and the Agent wish to amend the Prior Amended Agreement with respect to the securities to be issued by the Issuer under this Agreement on and after the date hereof.

NOW, THEREFORE, it is agreed as follows:

1.	Definitions and Interpretation

Terms and expressions defined or specifically interpretated in the Prior Amended Agreement shall have the same meanings or interpretations in this Agreement, except where the context requires otherwise.

2.	Amendment of the Agency Agreement

(1) With respect to all Notes issued under the Program Agreement on and after the date hereof, the Prior Amended Agreement shall be amended by:

(a) deleting the form of Terms and Conditions in Schedule 4 of the Prior Amended Agreement and replacing it with the form of Terms and Conditions contained in Schedule 1 hereto;

(b) deleting the form of Temporary Global Note in Schedule 1 to the Prior Amended Agreement and replacing it with the form of Temporary Global Note contained in Schedule 2 hereto;

(c) deleting the form of Permanent Global Note in Schedule 2 to the Prior Amended Agreement and replacing it with the form of Permanent Global Note contained in Schedule 3 hereto;

(d) deleting the forms of Definitive Note, Coupon, Receipt and Talon in Schedule 3 to the Prior Amended Agreement and replacing them with the forms of Definitive Note, Coupon, Receipt and Talon in Part I, Part II, Part III and Part IV, respectively, of Schedule 4 hereto;

(e) deleting the address details for the Agent in Clause 23 of the Prior Amended Agreement and replacing them with the following:

The Bank of New York

One Canada Square

London E14 5AL

United Kingdom

Attn: Corporate Trust

Facsimile: 020 7964 2536; and

(f) deleting all references to JPMorgan Chase Bank, N.A., London Branch and replacing them with references to The Bank of New York.

(2) All other provisions of the Prior Amended Agreement shall remain in full force and effect.

3.	Governing Law

(1) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, United States of America, without regard to principles of conflicts of laws.

(2) The Issuer and the Agent each hereby irrevocably submit to the non-exclusive jurisdiction of any United States federal court sitting in New York City, the Borough of Manhattan over any suit, action or proceeding arising out of or related to this Agreement (the “Proceedings”). The Issuer and the Agent each irrevocably waive, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of the Proceedings brought in such a court and any claim that the Proceedings have been brought in an inconvenient forum. The Issuer and the Agent each agree that final judgment in the Proceedings brought in such a court shall be conclusive and binding upon the Issuer or the Agent, as the case may be, and may be enforced in any court of the jurisdiction to which the Issuer or the Agent is subject by a suit upon such judgment, provided that the service of process is effected upon the Issuer and the Agent in the manner specified in subsection (3) below or as otherwise permitted by law.

(3) As long as any of the Notes, Receipts, Coupons or Talons remains outstanding, the Issuer shall at all times either maintain an office or have an authorized agent in New York City upon whom process may be served in the Proceedings. Service of process upon the Issuer at its offices or upon such agent with written notice of such service mailed or delivered to the Issuer shall, to the fullest extent permitted by law, be deemed in every respect effective service of process upon the Issuer in the Proceedings. The Issuer hereby continues the appointment of CT Corporation System located at 111 Eighth Avenue, New York, New York 10011, U.S.A., as its agent for such purposes, and covenants and agrees that service of process in the Proceedings may be made upon it at its office or at the specified offices of such agent (or such other addresses or at the offices of any other authorized agents which the Issuer may designate by written notice to the Agent) and prior to any termination of such agencies for any reason, it will so appoint a successor thereto as agent hereunder.

4.	Counterparts

This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument. Any party may enter into this Agreement by signing such a counterpart.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their respective corporate names by their respective officers thereunder duly authorized as of the date and year first above written.

BANK OF AMERICA CORPORATION
as Issuer

By	/s/ B. KENNETH BURTON, JR.
Name:	B. Kenneth Burton, Jr.
Title:	Senior Vice President

THE BANK OF NEW YORK as Agent and Issuing and Principal Paying Agent

By	/s/ JASON BLONDELL
Name:	Jason Blondell
Title:	Authorized Signatory

Schedule 1

FORM OF TERMS AND CONDITIONS OF THE NOTES

Schedule 2

FORM OF TEMPORARY GLOBAL NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION IN THIS NOTE MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT, UNLESS THIS NOTE IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

THIS NOTE MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

THIS NOTE IS A TEMPORARY GLOBAL NOTE IN BEARER FORM, WITHOUT COUPONS, EXCHANGEABLE FOR A BEARER NOTE IN PERMANENT GLOBAL FORM. THE RIGHTS ATTACHING TO THIS TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR A PERMANENT GLOBAL NOTE, ARE AS SPECIFIED IN THE AMENDED AND RESTATED AGENCY AGREEMENT (AS DEFINED HEREIN).

THIS NOTE IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNER OF THIS GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER.)]1

[1]	[This language is applicable only to Temporary Global Notes representing Notes with maturities of 183 days or less from the date of original issue.]

BANK OF AMERICA CORPORATION

EURO MEDIUM-TERM NOTES

TEMPORARY GLOBAL NOTE

COMMON CODE:	ISIN:

This Global Note is a Temporary Global Note in bearer form without interest coupons in respect of a duly authorized Series of Euro Medium-Term Notes (the “Notes”) of Bank of America Corporation (the “Issuer”) described, and having the provisions specified, in the applicable Final Terms (the “Final Terms”), which provisions are incorporated herein. References herein to the Terms and Conditions shall be to the Terms and Conditions of the Notes as set out in Schedule 4 to the Amended and Restated Agency Agreement (as defined below) as modified and supplemented by the information set out in the Final Terms and which are incorporated herein by reference, but in the event of any conflict between the provisions of that Schedule and the information set out in the Final Terms, the Final Terms will prevail.

Words and expressions defined or set out in the Terms and Conditions and/or the Final Terms shall bear the same meaning when used herein.

This Global Note is issued subject to, and with the benefit of, the Terms and Conditions and an Amended and Restated Agency Agreement (the “Amended and Restated Agency Agreement,” which expression shall be construed as a reference to that agreement as the same may be amended or supplemented from time to time) dated as of August 21, 2006, and as amended and supplemented by a supplemental agreement dated July 26 2007, and made between Bank of America Corporation and The Bank of New York (the “Agent”).

For value received, the Issuer, subject to and in accordance with the Terms and Conditions, promises to pay to the bearer hereof on each Installment Date the amount payable on such Installment Date in respect of the Notes represented by this Global Note (if the Notes represented by this Global Note are Installment Notes) and on the Maturity Date or, as the case may be, on the Interest Payment Date, or on such earlier date as any of the Notes represented by this Global Note may become due and payable in accordance with the Terms and Conditions, the amount payable on redemption of such Notes then represented by this Global Note becoming so due and payable, and to pay interest (if any) on the Notes from time to time represented by this Global Note calculated and payable as provided in the Terms and Conditions together with any other sums payable under the Terms and Conditions, upon presentation and, at maturity, surrender of this Global Note to or to the order of the Agent or any of the other paying agents located outside the United States and its possessions (except as provided in the Terms and Conditions) from time to time appointed by the Issuer in respect of the Notes, but in each case subject to the requirements as to certification provided herein.

If the applicable Final Terms indicates that this Global Note is intended to be a New Global Note, the nominal amount of Notes represented by this Global Note shall be the aggregate amount from time to time entered in the records of both Euroclear Bank S.A./N.V. ("Euroclear") and Clearstream Banking, société anonyme ("Clearstream, Luxembourg" and, together with Euroclear, the "relevant Clearing Systems"). The records of the relevant Clearing Systems (which expression in this Global Note means the records that each relevant Clearing System holds for its customers which reflect the amount of such customer's interest in the Notes) shall be conclusive evidence of the nominal amount of Notes represented by this Global Note and, for these purposes, a statement issued by a relevant Clearing System (which statement shall be made available to the bearer upon request) stating the nominal amount of Notes represented by this Global Note at any time shall be conclusive evidence of the records of the relevant Clearing System at that time.

If the applicable Final Terms indicates that this Global Note is intended to be a Classic Global Note, the nominal amount of the Notes represented by this Global Note shall be the amount stated in the applicable Final Terms or, if lower, the nominal amount most recently recorded by or on behalf of the Issuer, in the relevant column in Part II, III or IV of Schedule 1 or in Schedule 2.

On any redemption, payment of an Installment Amount or purchase and cancellation of any of the Notes represented by this Global Note, the Issuer shall procure that:

(a) if the applicable Final Terms indicates that this Global Note is intended to be a New Global Note, details of such redemption, payment or purchase and cancellation (as the case may be) shall be entered pro rata in the records of the relevant Clearing Systems and, upon any such entry being made, the nominal amount of the Notes recorded in the records of the relevant Clearing Systems and represented by this Global Note shall be reduced by the principal amount of the Notes so redeemed or purchased and cancelled or by the amount of such Installment so paid; or

(b) if the applicable Final Terms indicates that this Global Note is intended to be a Classic Global Note, details of such redemption, payment or purchase and cancellation (as the case may be) shall be entered in the relevant column in Part II, III or IV of Schedule 1 or Schedule 2 hereto recording any such redemption, payment or purchase and cancellation (as the case may be) and shall be signed by or on behalf of the Issuer. Upon any such redemption, payment of an Installment Amount or purchase and cancellation, the principal amount of such Notes represented by this Global Note shall be reduced by the principal amount of the Notes so redeemed or purchased and cancelled or the amount of such Installment Amount or by the amount of such installment so paid.

Prior to the Exchange Date (as defined below), all payments (if any) on this Global Note will only be made to the bearer hereof to the extent that there is presented to the Agent by Clearstream, Luxembourg or Euroclear, a certificate, substantially in the form set out in Schedule 5 to the Amended and Restated Agency Agreement, to the effect that it has received from or in respect of a person entitled to a particular principal amount of the Notes (as shown by its records) a certificate in or substantially in the form of the certificate as set out in Schedule 6 to the Amended and Restated Agency Agreement. Payments due in respect of Notes for the time being represented by this Global Note shall be made to the bearer of this Global Note and each payment so made will discharge the Issuer's obligations in respect thereof. Any failure to make the entries referred to in sub-paragraphs (a) and (b) above shall not affect such discharge. After the Exchange Date, the bearer of this Global Note will not be entitled to receive any payment of interest hereon.

On or after the Exchange Date (as defined below) this Global Note may be exchanged in whole or in part (free of charge) for, as specified in the Final Terms, either (a) if the applicable Final Terms indicates that this Global Note is intended to be a New Global Note, interests recorded in the records of the relevant Clearing Systems in a Permanent Global Note or, if the applicable Final Terms indicates that this Global Note is intended to be a Classic Global Note, a Permanent Global Note, which, in either case, is in or substantially in the form set out in Schedule 2 to the Amended and Restated Agency Agreement (together with the Final Terms attached to it), in each case upon notice being given by a relevant Clearing System acting on the instructions of any holder of an interest in this Global Note or, (b) under certain limited circumstances, security printed Definitive Notes and, (if applicable) Coupons, Receipts and/or Talons in the form set out in Parts I, II, III and IV respectively of Schedule 3 to the Amended and Restated Agency Agreement (on the basis that all the appropriate details have been included on the face of such Definitive Notes and (if applicable) Coupons, Receipts and/or Talons and the Final Terms have been incorporated on such Definitive Notes) and subject to such notice period as is specified in the Final Terms. The “Exchange Date” for this Global Note will normally be the 40th day after the later of the date on which the Issuer receives the proceeds of the sale of the Global Note and the closing date for the Global Note. However, if the Issuer, a Dealer or any distributor, as defined in Treasury Regulation Sec. 1.163-5(c)(2)(i)(D)(4), holds a Note represented by this Global Note as part of an unsold allotment or subscription for more than 40 days after the later of the date on which the Issuer receives the proceeds of the sale of the Global Note and the closing date for the Global Note, the Exchange Date with respect to such Note will be the day after the date on which the Issuer, Dealer or distributor sells such Note.

This Global Note may be exchanged by the bearer hereof on any day (other than a Saturday or Sunday) on which banks are open for business in London. The Issuer shall procure that Definitive Notes and interests in the Permanent Global Note shall be so issued and delivered and (in the case of the Permanent Global Note where the applicable Final Terms indicates that this Global Note is intended to be a New Global Note) recorded in the records of the relevant Clearing System in exchange for only that portion of this Global Note in respect of which there shall have been presented to the Agent by Euroclear or Clearstream, Luxembourg a certificate, substantially in the form set out in Schedule 5 to the Amended and Restated Agency Agreement, to the effect that it has received from or in respect of a person entitled to a beneficial interest in a particular principal amount of the Notes (as shown by its records) a certificate from such person in or substantially in the form of the certificate set out in Schedule 6 to the Amended and Restated Agency Agreement, unless such certificate has already been given in accordance with the above provisions. The aggregate principal amount of interests in a

Permanent Global Note issued upon an exchange of this Global Note subject to the terms hereof, will be equal to the aggregate principal amount of this Global Note submitted by the bearer hereof for exchange (to the extent that such principal amount does not exceed the aggregate principal amount of this Global Note).

On an exchange of the whole of this Global Note, this Global Note shall be surrendered to the Agent. On an exchange of only part of this Global Note, the Issuer shall procure that:

(a) if the applicable Final Terms indicates that this Global Note is intended to be a New Global Note, details of such exchange shall be entered pro rata in the records of the relevant Clearing Systems; or

(b) if the applicable Final Terms indicates that this Global Note is intended to be a Classic Global Note, details of such exchange shall be entered in Schedule 2 hereto and the relevant space in Schedule 2 hereto recording such exchange and shall be signed by or on behalf of the Issuer and the principal amount of this Global Note and the Notes represented by this Global Note shall be reduced by the principal amount so exchanged.

If, following the issue of a Permanent Global Note in exchange for some of the Notes represented by this Global Note, further Notes represented by this Global Note are to be exchanged for interests in a Permanent Global Note, such exchange may be effected, subject as provided herein, without the issue of a new Permanent Global Note, (i) if the applicable Final Terms indicate that this Global Note is intended to be a New Global Note, recording the details of such increase in the records of the relevant Clearing Systems, or (ii) if the applicable Final Terms indicate that this Global Note is not intended to be a New Global Note, by the Issuer or its agent endorsing Schedule 2 of the Permanent Global Note previously issued to reflect an increase in the aggregate principal amount of such Permanent Global Note by an amount equal to the aggregate principal amount of the Permanent Global Note which would otherwise have been issued on such exchange.

Until the exchange of the whole of this Global Note as aforesaid, the bearer hereof shall in all respects (except as otherwise provided herein) be entitled to the same benefits as if he were the bearer of Definitive Notes and (if applicable) Coupons, Receipts and/or Talons in the form set out in Parts I, Part II, Part III and Part IV, respectively, of Schedule 3 to the Amended and Restated Agency Agreement.

Notwithstanding any provision to the contrary contained in this Temporary Global Note, the Issuer irrevocably agrees, for the benefit of such Noteholders and their successors and assigns, that each Noteholder or its successors or assigns may file without the consent and to the exclusion of the bearer hereof, any claim, take any action or institute any proceeding to enforce, directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due or to become due in respect of each Note represented by this Temporary Global Note which is credited to such Noteholder’s securities account with Euroclear or Clearstream, Luxembourg without the production of this Temporary Global Note; provided that the bearer hereof shall not theretofore have filed a claim, taken action or instituted proceedings to enforce the same in respect of such Note.

Until exchanged in full for the Permanent Global Note, this Temporary Global Note in all respects shall be entitled to the same benefits under, and subject to the same terms and conditions of, the Amended and Restated Agency Agreement as the Permanent Global Note authenticated and delivered thereunder, except that neither the Holder hereof nor the beneficial owners of this Temporary Global Note shall be entitled to receive payment of interest hereon.

This Temporary Global Note shall be governed by, and construed in accordance with the laws of the State of New York, United States of America, without regard to principles of conflicts of laws.

This Temporary Global Note shall not become valid or obligatory for any purpose until the certificate of authentication hereon shall have been duly signed by or on behalf of the Agent acting in accordance with the Amended and Restated Agency Agreement. If the applicable Final Terms indicates that this Global Note is intended to be held in a manner which would allow Eurosystem eligibility, this Global Note shall not become valid or obligatory for any purpose until it is duly effectuated by the entity appointed as common safekeeper by the relevant Clearing Systems.

IN WITNESS WHEREOF the Issuer has caused this Temporary Global Note to be duly signed on its behalf.

BANK OF AMERICA CORPORATION

By:
Duly authorized officer

CERTIFICATE OF AUTHENTICATION OF THE AGENT

This Temporary Global Note is authenticated by or on behalf of the Agent.

THE BANK OF NEW YORK
As Agent

By:
Authorized Signatory
For the purposes of authentication only.

CERTIFICATE OF EFFECTUATION

This Temporary Global Note is effectuated by or on behalf of the common safekeeper.

Clearstream Banking, société anonyme
As common safekeeper

By:
Authorized Signatory
For the purposes of effectuation only.

Schedule 1 to the

Temporary Global Note2

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Issuer
*First

[2]	Schedule 1 should only be completed where the applicable Final Terms indicates that this Global Note is intended to be a Classic Global Note.
*	Continue numbering until the appropriate number of interest payment dates for the particular Tranche of Notes is reached.

PART II

INSTALLMENT PAYMENTS

Installment Date	Date of Payment	Total of Installment Amounts Payable	Amount of Installment Amounts Paid	Remaining principal amount of this Global Note following such payment[3]	Confirmation of payment by or on behalf of the Issuer
*First

[3]	See most recent entry in Part II, III or IV of Schedule 1 or Schedule 2 in order to determine this amount.
*	Continue numbering until the appropriate number of installment payment dates for the particular Tranche of Notes is reached.

PART III

REDEMPTIONS

Date of Redemption	Total principal amount of this Global Note to be redeemed	Principal amount redeemed	Remaining principal amount of this Global Note following such redemption[4]	Confirmation of redemption by or on behalf of the Issuer

[4]	See most recent entry in Part II, III, IV of Schedule 1 or Schedule 2 in order to determine this amount.

PART IV

PURCHASES AND CANCELLATIONS

Date of purchase and cancellation	Part of principal amount of this Global Note purchased and canceled	Remaining principal amount of this Global Note following such purchase and cancellation[5]	Confirmation of purchase and cancellation by or on behalf of the Issuer

[5]	See most recent entry in Part II, III or IV of Schedule 1 or Schedule 2 in order to determine this amount.

Schedule 2 to the

Temporary Global Note6

SCHEDULE OF EXCHANGES

FOR DEFINITIVE NOTES OR PERMANENT GLOBAL NOTE

The following exchanges of a part of this Global Note for Definitive Notes or Notes represented by a Permanent Global Note have been made:

Date of exchange	Principal amount of this Global Note exchanged for Definitive Notes or Notes represented by a Permanent Global Note	Remaining principal amount of this Global Note following such exchange[7]	Notation made by or on behalf of the Issuer

[6]	Schedule 2 should only be completed where the applicable Final Terms indicates that this Global Note is intended to be a Classic Global Note.
[7]	See most recent entry in Part II, III or IV of Schedule 1 or Schedule 2 in order to determine this amount.

Schedule 3

FORM OF PERMANENT GLOBAL NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION IN THIS NOTE MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT, UNLESS THIS NOTE IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

THIS NOTE MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

THIS NOTE IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNER OF THIS BEARER NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]1

[1]	[This language is applicable only to Permanent Global Notes representing Notes with maturities of 183 days or less from the date of original issue.]

BANK OF AMERICA CORPORATION

EURO MEDIUM-TERM NOTES

PERMANENT GLOBAL NOTE

COMMON CODE:	ISIN:

This Global Note is a Permanent Global Note in bearer form without interest coupons in respect of a duly authorized Series of Euro Medium-Term Notes (the “Notes”) of Bank of America Corporation (the “Issuer”) described, and having the provisions specified, in the applicable Final Terms (the “Final Terms”), which provisions are incorporated herein. References herein to the Terms and Conditions shall be to the Terms and Conditions of the Notes as set out in Schedule 4 to the Amended and Restated Agency Agreement (as defined below) as modified and supplemented by the information set out in the Final Terms and which are incorporated herein by reference, but in the event of any conflict between the provisions of that Schedule and the information set out in the Final Terms, the Final Terms will prevail.

Words and expressions defined or set out in the Terms and Conditions and/or the Final Terms shall bear the same meaning when used herein.

This Global Note is issued subject to, and with the benefit of, the Terms and Conditions and an Amended and Restated Agency Agreement (the “Amended and Restated Agency Agreement,” which expression shall be construed as a reference to that agreement as the same may be amended or supplemented from time to time) dated as of August 21, 2006, and as amended and supplemented by a supplemental agreement dated July 26 2007, and made between Bank of America Corporation and The Bank of New York (the “Agent”).

For value received the Issuer, subject to and in accordance with the Terms and Conditions, promises to pay to the bearer hereof on each Installment Date the amount payable on such Installment Date in respect of the Notes represented by this Global Note (if the Notes represented by this Global Note are Installment Notes) and on the Maturity Date or, as the case may be, on the Interest Payment Date, or on such earlier date as any of the Notes represented by this Global Note may become due and payable in accordance with the Terms and Conditions, the amount payable on redemption of such Notes then represented by this Global Note becoming so due and payable, and to pay interest (if any) on the Notes from time to time represented by this Global Note calculated and payable as provided in the Terms and Conditions together with any other sums payable under the Terms and Conditions, upon presentation and, at maturity, surrender of this Global Note to or to the order of the Agent or any of the other paying agents located outside the United States and its possessions (except as provided in the Terms and Conditions) from time to time appointed by the Issuer in respect of the Notes, but in each case subject to the requirements as to certification provided herein.

If the applicable Final Terms indicates that this Global Note is intended to be a New Global Note, the nominal amount of Notes represented by this Global Note shall be the aggregate amount from time to time entered in the records of both Euroclear Bank S.A./N.V. ("Euroclear") and Clearstream Banking, société anonyme ("Clearstream, Luxembourg" and, together with Euroclear, the "relevant Clearing Systems"). The records of the relevant Clearing Systems (which expression in this Global Note means the records that each relevant Clearing System holds for its customers which reflect the amount of such customer's interest in the Notes) shall be conclusive evidence of the nominal amount of Notes represented by this Global Note and, for these purposes, a statement issued by a relevant Clearing System (which statement shall be made available to the bearer upon request) stating the nominal amount of Notes represented by this Global Note at any time shall be conclusive evidence of the records of the relevant Clearing System at that time.

If the applicable Final Terms indicates that this Global Note is intended to be a Classic Global Note, the nominal amount of the Notes represented by this Global Note shall be the amount stated in the applicable Final Terms or, if lower, the nominal amount most recently envisaged by or on behalf of the Issuer, in the relevant column in Part II, III or IV of Schedule 1 or in Schedule 2.

On any redemption, payment of an Installment Amount or purchase and cancellation of, any of the Notes represented by this Global Note, the Issuer shall procure that:

(1) (a) if the applicable Final Terms indicates that this Global Note is intended to be a New Global Note, details of such redemption, payment or purchase and cancellation (as the case may be) shall be entered pro rata in the records of the relevant Clearing Systems and, upon any such entry being made, the nominal amount of the Notes recorded in the records of the relevant Clearing Systems and represented by this Global Note shall be reduced by the principal amount of the Notes so redeemed or purchased and cancelled or by the amount of such Installment so paid; or

(2) (b) if the applicable Final Terms indicates that this Global Note is intended to be a Classic Global Note, details of such redemption, payment or purchase and cancellation (as the case may be) shall be entered in the relevant column in Part II, III or IV of Schedule 1 or Schedule 2 hereto recording any such redemption, payment or purchase and cancellation (as the case may be) and shall be signed by or on behalf of the Issuer. Upon any such redemption, payment of an Installment Amount or purchase and cancellation, the principal amount of such Notes represented by this Global Note shall be reduced by the principal amount of the Notes so redeemed or purchased and cancelled or the amount of such Installment Amount or by the amount of such installment so paid.

The Notes represented by this Global Note were represented originally by one or more Temporary Global Notes (each Tranche of Notes comprised in the Series of Notes to which this Global Note relates having been represented originally by one Temporary Global Note). Unless any such Temporary Global Note was exchanged in whole on the issue hereof, an interest in such Temporary Global Note may be further exchanged, on the terms and conditions set out therein, for an interest in this Global Note. The Issuer shall procure that:

(a) if the applicable Final Terms indicates that this Global Note is intended to be a New Global Note, details of such exchange shall be entered in the records of the relevant Clearing Systems; or

(b) if the applicable Final Terms indicates that this Global Note is intended to be a Classic Global Note, details of such exchange shall be entered in Schedule 2 hereto to reflect the increase in the aggregate principal amount of this Global Note due to each such exchange, whereupon the principal amount hereof shall be increased for all purposes by the amount so exchanged and endorsed.

In certain circumstances further notes may be issued which are intended on issue to be consolidated and form a single Series with the Notes. In such circumstances the Issuer shall procure that:

(3) (a) if the applicable Final Terms indicates that this Global Note is intended to be a New Global Note, details of such further notes may be entered in the records of the relevant Clearing Systems such that the nominal amount of Notes represented by this Global Note may be increased by the amount of such further notes so issued; or

(4) (b) if the applicable Final Terms indicates that this Global Note is intended to be a Classic Global Note, details of such further notes shall be entered in the relevant column in Part II, III or IV of Schedule 1 or Schedule 2 hereto recording such exchange and shall be signed by or on behalf of the Issuer, whereupon the nominal amount of the Notes represented by this Global Note shall be increased by the nominal amount of any such Temporary Global Note so exchanged.

This Global Note may be exchanged in whole, but not in part (free of charge), for security-printed Definitive Notes, in the circumstances provided for in the Terms and Conditions, and (if applicable) Coupons, Receipts and/or Talons in the form set out in Part I, Part II, Part III and Part IV, respectively, of Schedule 3 to the Amended and Restated Agency Agreement (on the basis that all the appropriate details have been included on the face of such Definitive Notes and (if applicable) Coupons, Receipts and/or Talon and the Final Terms have been incorporated on such Definitive Notes). Subject as aforesaid and to at least 40 days’ written notice expiring after the Exchange Date (as defined in the Temporary Global Note referred to above) being given to the Agent by Euroclear and/or Clearstream, Luxembourg, acting on the instructions of any holder of an interest in the Global Note, this exchange will be made upon presentation of this Global Note by the bearer hereof on any day (other than a Saturday or Sunday) on which banks are open for business in London at the office of the Agent specified above. The aggregate principal amount of Definitive Notes issued upon an exchange of this Global

Note will be equal to the aggregate principal amount of this Global Note submitted by the bearer hereof for exchange (to the extent that such principal amount does not exceed the aggregate principal amount of this Global Note entered in the records of the relevant Clearing Systems (if the applicable Final Terms indicate that this Global Note is intended to be a New Global Note) or most recently entered in the relevant column in Part II, III or IV of Schedule 1 or Schedule 2 hereto (if the applicable Final Terms indicate that this Global Note is not intended to be a New Global Note), provided that, subject as aforesaid, the first notice given to the Agent by Euroclear and Clearstream, Luxembourg shall give rise to the issue of Definitive Notes in exchange for the total amount of the Notes represented by this Global Note.

On an exchange of the whole of this Global Note, this Global Note shall be surrendered to the Agent.

Until the exchange of the whole of this Global Note as aforesaid, the bearer hereof in all respects shall be entitled to the same benefits as if he were the bearer of Definitive Notes and (if applicable) Coupons, Receipts and/or Talons in the form set out in Part I, Part II, Part III and Part IV, respectively, or Schedule 3 to the Amended and Restated Agency Agreement (on the basis that all appropriate, details have been included on the fact of such Definitive Notes and (if applicable) Coupons, Receipts and/or Talons and the Final Terms have been incorporated on such Definitive Notes).

Notwithstanding any provision to the contrary contained in this Permanent Global Note, the holder of this Permanent Global Note shall be the only person entitled to receive payments in respect to the Notes represented by this Permanent Global Note and the Issuer will be discharged by payment to, or to the order of, the holder of this Permanent Global Note in respect of each amount so paid. Any failure to make the entries referred to in above shall not affect such discharge. Each of the persons shown in the records of Euroclear or Clearstream, Luxembourg as the beneficial holder of a particular principal amount of Notes represented by this Permanent Global Note must look solely to Euroclear or Clearstream, Luxembourg, as the case may be, for his share of each payment so made by the Issuer to, or to the order of, the holder of this Permanent Global Note. No person other than the holder of this Permanent Global Note shall have any claim against the Issuer in respect of any payments due on this Permanent Global Note.

This Permanent Global Note shall be governed by, and construed in accordance with, the laws of the State of New York, United States of America, without regard to principles of conflicts of laws.

This Permanent Global Note shall not become valid or obligatory for any purpose until the certificate of authentication hereon shall have been duly signed by or on behalf of the Agent acting in accordance with the Amended and Restated Agency Agreement. If the applicable Final Terms indicates that this Global Note is intended to be held in a manner which would allow Eurosystem eligibility, this Global Note shall not become valid or obligatory for any purpose until it is duly effectuated by the entity appointed as common safekeeper by the relevant Clearing Systems.

IN WITNESS WHEREOF the Issuer has caused this Permanent Global Note to be duly signed on its behalf.

BANK OF AMERICA CORPORATION

By:
Duly authorized officer

CERTIFICATE OF AUTHENTICATION OF THE AGENT

This Permanent Global Note is authenticated by or on behalf of the Agent.

THE BANK OF NEW YORK
as Agent

By:
Authorized Signatory
For the purposes of authentication only.

CERTIFICATE OF EFFECTUATION

This Permanent Global Note is effectuated by or on behalf of the common safekeeper.

Clearstream Banking, société anonyme
As common safekeeper

By:
Authorized Signatory
For the purposes of effectuation only.

Schedule 1 to the

Permanent Global Note2

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Issuer
*First

[2]	Schedule 1 should only be completed where the applicable Final Terms indicates that this Global Note is intended to be a Classic Global Note.
*	Continue numbering until the appropriate number of interest payment dates for the particular Tranche of Notes is reached.

PART II

INSTALLMENT PAYMENTS

Installment Date	Date of Payment	Total of Installment Amounts Payable	Amount of Installment Amounts Paid	Remaining principal amount of this Global Note following such payments[3]	Confirmation of payment by or on behalf of the Issuer
*First

[3]	See most recent entry in Part II, III or IV of Schedule 1 or Schedule 2 in order to determine this amount.
*	Continue numbering until the appropriate number of installment payment dates for the particular Tranche of Notes is reached.

PART III

REDEMPTIONS

Date of Redemption	Total principal amount of this Global Note to be redeemed	Principal amount redeemed	Remaining principal amount of this Global Note following such redemption[4]	Confirmation of redemption by or on behalf of the Issuer

[4]	See most recent entry in Part II, III, IV of Schedule 1 or Schedule 2 in order to determine this amount.

PART IV

PURCHASES AND CANCELLATIONS

Date of purchase and cancellation	Part of principal amount of this Global Note purchased and canceled	Remaining principal amount of this Global Note following such purchase and cancellation[5]	Confirmation of purchase and cancellation by or on behalf of the Issuer

[5]	See most recent entry in Part II, III or IV of Schedule 1 or Schedule 2 in order to determine this amount.

Schedule 2 to the

Permanent Global Note6

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Global Note for Definitive Notes have been made:

Date of exchange	Increase in principal amount of this Global Note due to exchanges of a Temporary Global Note for this Global Note[7]	Notation made by or on behalf of the Issuer

[6]	Schedule 2 should only be completed where the applicable Final Terms indicates that this Global note is intended to be a Classic Global Note.
[7]	If this Global Note has a maturity of one year from the Issue Date, the amount must be at least GBP £100,000 (or its equivalent in any other currency or currencies).

Schedule 4

FORMS OF DEFINITIVE NOTE, COUPON, RECEIPT AND TALON

PART I

FORM OF DEFINITIVE NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION IN THIS NOTE MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT, UNLESS THIS NOTE IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

THIS NOTE MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS NOTE IS A DEFINITIVE NOTE WITH INTEREST COUPONS. THE RIGHTS ATTACHING TO THIS DEFINITIVE NOTE ARE AS SPECIFIED IN THE AMENDED AND RESTATED AGENCY AGREEMENT (AS DEFINED HEREIN).

THIS NOTE IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNER OF THIS NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]1

[1]	[This language is applicable only to Notes with maturities of 183 days or less from the date of original issue.]

BANK OF AMERICA CORPORATION

[Specified Currency and Principal Amount of Tranche]

EURO MEDIUM-TERM NOTES DUE [year of Maturity

Date/Redemption Month]

Series No. [    ]

Tranche No. [    ]

NOTE

COMMON CODE:	ISIN:

This Note is one of a duly authorized issue of Euro Medium-Term Notes (the “Notes”) of Bank of America Corporation (the “Issuer”) denominated in the Specified Currency maturing on the Maturity Date or, as the case may be, on the Interest Payment Date. References herein to the Terms and Conditions shall be to the Terms and Conditions of the Notes endorsed herein as modified and supplemented by the information set out in the Final Terms and which are incorporated herein by reference, but in the event of any conflict between the provisions of the Terms and Conditions and the information set out in the Final Terms, the Final Terms will prevail.

This Note is issued subject to, and with the benefit of, the Terms and Conditions and an Amended and Restated Agency Agreement (the “Amended and Restated Agency Agreement,” which expression shall be construed as a reference to that agreement as the same may be amended or supplemented from time to time) dated as of August 21, 2006, and as amended and supplemented by a supplemental agreement dated July 26 2007, and made between Bank of America Corporation and The Bank of New York (the “Agent”).

For value received, the Issuer, subject to and in accordance with the Terms and Conditions, promises to pay to the bearer hereof on each Installment Date the amount payable on such Installment Date (if this Note is an Installment Note) and on the Maturity Date or, as the case may be, on the Interest Payment Date, or on such earlier date as this Note may become due and repayable in accordance with the Terms and Conditions, the amount payable on redemption of this Note, and to pay interest (if any) on this Note calculated and payable as provided in the Terms and Conditions together with any other sums payable under the Terms and Conditions.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York, United States of America, without regard to principles of conflicts of laws.

This Note shall not become valid or obligatory for any purpose until the certificate of authentication hereon shall have been duly signed by or on behalf of the Agent acting in accordance with the Amended and Restated Agency Agreement.

IN WITNESS WHEREOF the Issuer has caused this Note to be duly signed on its behalf.

BANK OF AMERICA CORPORATION

By:
Duly authorized officer

CERTIFICATE OF AUTHENTICATION OF THE AGENT

This Note is authenticated by or on behalf of the Agent.

THE BANK OF NEW YORK
as Agent

By:
Authorized Signatory
For the purposes of authentication only.

(REVERSE OF NOTE)

The Terms and Conditions of the Notes, attached to or endorsed upon this Note, are set forth in Schedule 4 of the Amended and Restated Agency Agreement dated as of August 21, 2006, as amended and supplemented by a supplemental agreement dated July 26 2007, and made between Bank of America Corporation and The Bank of New York (the “Agent”).

PART II

FORM OF COUPON

THIS COUPON HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS COUPON NOR ANY INTEREST OR PARTICIPATION IN THIS COUPON MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT, UNLESS THIS COUPON IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

THIS COUPON MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS COUPON IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS COUPON SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

BANK OF AMERICA CORPORATION

[Specified Currency and Principal Amount of Tranche]

EURO MEDIUM-TERM NOTES DUE [Year of Maturity]

Series No. [            ]

COMMON CODE:		ISIN:
Part A
[For Fixed Rate Notes:
Coupon No.
This Coupon is payable to bearer, separately negotiable and subject to the Terms and Conditions of the said Notes.		Coupon for [ ] due on [ ],20[ ]]

Part B

[For Floating Rate Notes:-

Coupon No.
Coupon for the amount due in accordance with the		Coupon due
Terms and Conditions on the said Notes on the Interest Payment Date falling in [20[ ]]		in [ ], [20[ ]]
This Coupon is payable to bearer, separately negotiable and subject to such Terms and Conditions, under which it may become void before its due date.]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]2

BANK OF AMERICA CORPORATION

By:
Duly authorized officer

[2]	[Appears only on Coupons relating to Notes with maturities of 183 days or less from the date of original issue.]

(Reverse of Coupon)

AGENT

The Bank of New York

One Canada Square

London E14 5AL

United Kingdom

and/or such other or further Agent and other or further Paying Agents and/or specified offices as may from time to time be duly appointed by the Issuer and notice of which has been given to the Noteholders.

(On the front)

PART III

FORM OF RECEIPT

THIS RECEIPT HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS RECEIPT NOR ANY INTEREST OR PARTICIPATION IN THIS RECEIPT MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT, UNLESS THIS RECEIPT IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

THIS RECEIPT MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS RECEIPT IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS RECEIPT SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]3

[3]	[Appears only on Receipts relating to Notes with maturities of 183 days or less from the date or original issue.]

BANK OF AMERICA CORPORATION

[Specified Currency and Principal Amount of Tranche]

EURO MEDIUM-TERM NOTES DUE [Year of Maturity]

Series No. [        ]

COMMON CODE:	ISIN:

Receipt for the sum of [            ] being the installment of principal payable in accordance with the Terms and Conditions endorsed on the Note to which this Receipt appertains (the “Conditions”) on [            ].

This Receipt is issued subject to and in accordance with the Terms and Conditions which shall be binding upon the holder of this Receipt (whether or not it is for the time being attached to such Note) and is payable at the specified office of the Agent or any of the Paying Agents set out on the reverse of the Note to which this Receipt appertains (and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Noteholders).

This Receipt must be presented for payment together with the Note to which it appertains. The Issuer shall have no obligation in respect of any Receipt presented without the Note to which it appertains or any unmatured Receipts.

BANK OF AMERICA CORPORATION

By:
Duly authorized officer

PART IV

FORM OF TALON

THIS TALON HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS TALON NOR ANY INTEREST OR PARTICIPATION IN THIS TALON MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT, UNLESS THIS TALON IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

THIS TALON MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS TALON IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS TALON SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]4

[4]	[Appears only on Talons relating to Notes with maturities of 183 days or less from the date of original issue.]

(On the front)

[Specified Currency and Principal Amount of Tranche]

EURO MEDIUM-TERM NOTES DUE [Year of Maturity]

Series No. [    ]

COMMON CODE:	ISIN:

On and after [        ] further Coupons [and a further Talon] appertaining to the Note to which this Talon appertains will be issued at the specified office of the Agent or any of the Paying Agents set out on the reverse hereof (and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Noteholders) upon production and surrender of this Talon.

This Talon may, in certain circumstances, become void under the Terms and Conditions endorsed on the Notes to which this Talon appertains.

BANK OF AMERICA CORPORATION

By:
Duly authorized officer

(Reverse of Receipt and Talon)

AGENT

The Bank of New York

One Canada Square

London E14 5AL

United Kingdom

and/or such other or further Agent and other or further Paying Agents and/or specified offices as may from time to time be duly appointed by the Issuer and notice of which has been given to the Noteholders.